Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Long-Short Credit Income Fund, GSO / Blackstone Debt Funds Management LLC, GSO Capital Partners LP, GSO Advisor Holdings L.L.C., Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C, FS Energy and Power Fund, Berwyn Funding LLC, Bryn Mawr Funding LLC, FS Investment Corporation, FS Investment Corporation II, Burholme Funding LLC, FS Investment Corporation III, FS Investment Advisor, LLC, FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, Stephen A. Schwarzman, Bennett J. Goodman, J. Albert Smith III, Michael C. Forman, Gerald F. Stahlecker, Zachary Klehr and Sean Coleman, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Sandridge Energy, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 14th day of February, 2017.

BLACKSTONE / GSO STRATEGIC CREDIT FUND
By: GSO / Blackstone Debt Funds Management LLC, its investment adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND
By: GSO / Blackstone Debt Funds Management LLC, its investment adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO CAPITAL PARTNERS LP

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO ADVISOR HOLDINGS L.L.C.
By: Blackstone Holdings I L.P., its sole member
By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS I L.P.
By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS I/II GP INC.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

[Sandridge Energy, Inc. – Joint Filing Agreement]

THE BLACKSTONE GROUP L.P.
By: Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

/s/ Stephen A. Schwarzman

BENNETT J. GOODMAN

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Attorney-in-Fact

J. ALBERT SMITH III

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Attorney-in-Fact

[Sandridge Energy, Inc. – Joint Filing Agreement]

FS ENERGY AND POWER FUND

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	Chief Executive Officer

BERWYN FUNDING LLC

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	President

BRYN MAWR FUNDING LLC

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	President

FS INVESTMENT CORPORATION

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	Chief Executive Officer

FS INVESTMENT CORPORATION II

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	Chief Executive Officer

BURHOLME FUNDING LLC

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	President

FS INVESTMENT CORPORATION III

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	Chief Executive Officer

FS INVESTMENT ADVISOR, LLC

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	Chief Executive Officer

[Sandridge Energy, Inc. – Joint Filing Agreement]

FB INCOME ADVISOR, LLC

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	Chief Executive Officer

FSIC II ADVISOR, LLC

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	Chief Executive Officer

FSIC III ADVISOR, LLC

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title:	Chief Executive Officer

MICHAEL C. FORMAN

/s/ Michael C. Forman

GERALD F. STAHLECKER

/s/ Gerald F. Stahlecker

ZACHARY KLEHR

/s/ Zachary Klehr

SEAN COLEMAN

/s/ Sean Coleman

[Sandridge Energy, Inc. – Joint Filing Agreement]